Other Income, Net (Tables)	12 Months Ended
Mar. 31, 2022
Other Income and Expenses [Abstract]
Summary of Other Income, Net

	For the year ended March 31,
	2020	2021	2022
	RMB	RMB	RMB
Government grants	13,938	15,819	8,608
Merchant penalty income (1)	—	12,383	8,598
Refund from depositary bank (Note 14(3))	1,303	12,096	4,058
Exchange (losses)/gains	(4,136)	5,574	1,214
Gains/(losses) on disposal of property and equipment	666	1,468	(448)
Others	(299)	2,545	3,397

Total	11,472	49,885	25,427

(1)
Merchant penalty income represents the penalties charged to the merchants that have quality and/or service issues based on the agreements with the merchants. The Company may use the penalty received from the merchants to settle its users’ complaints. The penalties are therefore recorded in other payables when received and recognized as other income when the Company considers the possibility of the penalty to be paid out is remote.